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5 Study Design • Patient with ≥8 years of age with Clinical and Molecular Diagnosis of Retinitis PigmentosaPopulation • BCVA ≤ 75 letters and ≥25 letters (ETDRS Chart) • Able to perform LDNA at ≤ 500 Lux but unable to pass the LDNA at ≤ 0.35 at the Screening visit • Presence of photoreceptors Key Eligibility Criteria Endpoints • Proportion of responder (LDNA ≥ 2 Lux Level from Baseline- Study Eyes) in treatment vs control armPrimary • Proportion of responder EYES (LDNA ≥ 2 Lux Level from Baseline) in treatment vs control • Proportion of responder (LLVA score change of 0.3logMAR from Baseline) in treatment vs control Secondary

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• • • • • • • • 𝐦𝐦𝟐 • • • 𝐦𝐦𝟐 • • •

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ocugen™

Courageous Innovation

Dedicated to Bringing Game-Changing Gene & Cell Therapies and Vaccines to Market and Working Even Harder to Provide Access to Patients Globally

1Q 2024
Business Update
May 14, 2024



Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, but not limited to, strategy, business plans and objectives for Ocugen's clinical programs, plans and timelines for the preclinical and clinical development of Ocugen's product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinical programs; Ocugen's financial condition, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, which are subject to risks and uncertainties. We may, in some cases, use terms such as "predicts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risks that preliminary, interim and top-line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non-clinical and clinical data and testing of may not be predictive of the results or success of later clinical trials; and that that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled "Risk Factors" in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

Through Courageous Innovation, We are Leveraging Our First-in-Class Platforms to Address Serious Unmet Medical Needs



Modifier Gene Therapy Platform
First-in-Class

- OCU400 Phase 3 liMeliGhT clinical trial (broad retinitis pigmentosa)
- OCU410 Ph1/2 ArMaDa clinical trial (geographic atrophy)
- OCU410ST Ph1/2 GARDian clinical trial (Stargardt)



Regenerative Cell Therapy Platform
First-in-Class

- Intend to initiate Phase 3 NeoCart® clinical trial, contingent on adequate availability of funding



Inhalation Vaccines Platform
First-in-Class

- Targeting OCU500 IND submission by mid-2024 to initiate Phase 1 clinical trial

ocugen

Modifier Gene Therapy – Creating a Paradigm Shift in Gene Therapy

- ✓ Received FDA clearance of IND amendment to initiate OCU400 Phase 3 clinical trial in retinitis pigmentosa (RP)
  - First gene therapy trial to receive broad RP indication from FDA
- ✓ EMA provided acceptability of the U.S.-based trial for submission of Marketing Authorization Application (MAA) of the OCU400 Phase 3 liMeliGhT clinical trial for RP
- ✓ Key Regulatory Approvals: Orphan Drug, Regenerative Medicine Advanced Therapy, Orphan Medicinal Product designations from both the FDA and the European Commission for treating inherited retinal diseases

Upcoming anticipated catalysts: Begin dosing patients in Phase 3 clinical trial for RP in 2Q 2024, followed by LCA Phase 3 clinical trial initiation in 2H 2024



Remain on track to meet 2026 BLA and MAA approval targets

OCU400 Phase 3 Clinical Trial Design



RP Patients (n=150)
RHO (n=75)
2:1
RP Gene Agnostic (n=75)
2:1
Treatment (2.5x10[10] vg/eye) (n=50)
Untreated
Control (n=25)
Clinical Assessment
Day 0
Months
1 2 3 6 9 12
Primary Endpoint
BLA Filing
Long term
Treatment
Crossover

Study Design		
Population	•	Patient with ≥8 years of age with Clinical and Molecular Diagnosis of Retinitis Pigmentosa
Key Eligibility Criteria	• • •	BCVA ≤ 75 letters and ≥25 letters (ETDRS Chart) Able to perform LDNA at ≤ 500 Lux but unable to pass the LDNA at ≤ 0.35 at the Screening visit Presence of photoreceptors
Endpoints		
Primary	•	Proportion of responder (**LDNA ≥ 2 Lux Level from Baseline- Study Eyes**) in treatment vs control arm
Secondary	• •	Proportion of responder EYES (**LDNA ≥ 2 Lux Level from Baseline**) in treatment vs control Proportion of responder (LLVA score change of 0.3logMAR from Baseline) in treatment vs control

ocugen

OCU400: RP & LCA Market Opportunity

OCU400 is designed to address the shortcomings of current gene therapy approaches—a broad spectrum, gene-agnostic approach to genetically diverse inherited retinal diseases and potential one-time therapy for life with a single sub-retinal injection



Preservation of vision is crucial for patients with RP and LCA due to the progressive and degenerative nature of these diseases

Retinitis Pigmentosa (RP)
Nearly 300,000 patients in the U.S. & EU

Leber congenital amaurosis (LCA)
More than 30,000 patients in the U.S. & EU

~1.6M patients combined globally

OCU410 and OCU410ST: Modifier Gene Therapy Continued Clinical Momentum

- ✓ OCU410 and OCU410ST modifier gene therapies leverage the nuclear receptor gene RAR-related orphan receptor A (RORA)
- ✓ Aim to provide a potential one-time therapy for life with a single sub-retinal injection
- ✓ Dosing underway for OCU410 and OCU410ST Phase 1/2 clinical trials

Clinical updates for both OCU410 and OCU410ST expected in 3Q 2024



OCU410 (dry-AMD): Modifier Gene Therapy Continued Clinical Momentum

- ✓ Dosing completion of subjects with GA in cohort 1 of OCU410 Phase 1/2 ArMaDa clinical trial
- ✓ Dosing completion of subjects with GA in cohort 2 of OCU410 Phase 1/2 ArMaDa clinical trial

Upcoming anticipated catalyst: Clinical update from ongoing OCU410
Phase 1/2 trial anticipated in 3Q 2024



dry AMD affects nearly 19M people in the U.S. & EU
GA affects
~2-3M people in the U.S. & EU– a significant market opportunity

"We are very enthusiastic about the potential of OCU410 as a one-time therapy for life for the treatment of GA. OCU410 regulates multiple pathways involved with the disease including lipid metabolism, inflammation, oxidative stress, and membrane attack complex with a single sub-retinal injection." – Chief Medical Officer, Dr. Huma Qamar

ocugen

OCU410 Program Overview

Study Objective and Modality

- Assess the safety and efficacy of OCU410 in subjects with geographic atrophy (GA) secondary to dry age-related macular degeneration (AMD)
- Single, unilateral subretinal injection using a modifier gene therapy platform

Study Population

- Up to 63 adult subjects
- Mild to moderate disease presentation

Inclusion/Exclusion Criteria

Inclusion Criteria:

- Aged 50 or older
- BCVA of ≈ 24 letter or more using ETDRS chart
- Total GA area ≥2.5 and ≤20.5 mm^2

Exclusion Criteria:

- Previous treatment with a gene therapy or cell therapy product
- Previous treatment with Syfovre (Pegcetacoplan)
- History or current evidence of exudative ("wet") AMD

Overall Strategy

Dose Escalation:

- 3+3 design with a low, medium, and high dose cohort

Dose Expansion:

- Expansion phase using a 1:1:1 design, randomizing subjects to either two treatment groups/dose levels or one control group

OCU410ST (Stargardt Disease): Modifier Gene Therapy Clinical Momentum

- ✓ Dosing completion of subjects with Stargardt disease in cohort 1 of OCU410ST Phase 1/2 GARDian clinical trial
- ✓ DSMB approved to proceed dosing with the medium dose of OCU410ST in the dose-escalation phase of the study

Upcoming anticipated catalyst: Clinical update from ongoing OCU410ST Phase 1/2 trial anticipated 3Q 2024



No treatment options available for Stargardt disease patients. Stargardt affects ~100,000 in the U.S. and EU

"We are pleased to see the continued favorable safety and tolerability profile exhibited by OCU410ST, allowing us to evaluate a higher dose in patients with Stargardt retinal dystrophy. We recognize the high unmet medical need for Stargardt patients, as there are no current FDA-approved therapies for the indication, and we look forward to sharing the preliminary safety and efficacy data from our Phase 1 trial in the second half of 2024. "

– Chief Medical Officer , Dr. Huma Qamar

ocugen

OCU410ST Program Overview

Study Objective and Modality

- Assess the safety and efficacy of OCU410ST in subjects with Stargardt disease
- Single, unilateral subretinal injection using a modifier gene therapy platform

Study Population

- Up to 42 subjects (30 adults and 12 pediatrics)
- Mild to moderate disease presentation

Inclusion/Exclusion Criteria

Adult Inclusion Criteria:

- Aged 18-65
- Total lesion area ≤18 mm^2
- BCVA of 50 ETDRS letters or less

Pediatric Inclusion Criteria:

- Aged 6-17
- Total lesion area ≤18 mm^2
- BCVA of 35 ETDRS letters or more

Exclusion Criteria:

- Previous treatment with a gene-therapy or cell therapy product
- Has genes that mimic Stargardt disease like ELOVL4 or PROM1

Overall Strategy

Dose Escalation:

- 3+3 design with a low, medium, and high dose cohort

Dose Expansion:

- Expansion phase using a 1:1:1 design, randomizing subjects to either two treatment groups/dose levels or one control group

ocugen

Financial Update

Financial Update

Statement of Operations	Three months ended March 31,	
	2024	2023
Research and development expense	$6.8	$10.2
General and administrative expense	6.4	8.3
Other income (expense), net	0.3	0.7
Net loss	$(11.9)	$(17.3)
Net loss per share of common stock – basic and diluted	$(0.05)	$(0.08)

Balance Sheet Data	March 31, 2024	December 31, 2023 (audited)
Cash and cash equivalents	$26.4	$39.5
Debt	$2.8	$2.8
Shares outstanding	257.3	256.6

Except as otherwise noted, all amounts are unaudited; in millions, except per share amounts
Certain amounts may not add due to rounding

Questions & Answers

2024 Near-Term Targeted Milestones

- Initiate OCU400 Ph3 clinical trial and recruit efficiently – in line with 2026 BLA/MAA approval target
- OCU400 Ph3 clinical updates
- Preliminary safety/efficacy updates – OCU410 Ph1/2 clinical trial (GA)
- Preliminary safety/efficacy updates – OCU410ST Ph1/2 clinical trial (Stargardt)
- Finalize partner for OCU400 – to maximize value for patients and shareholders

Ocugen™ Vision

Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through **Courageous Innovation**

